Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10Q for the period ended September 30, 2024 of HST Global, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Mike Field, Acting Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the SarbanesOxley Act of 2002, that:

1.The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 21, 2024	By:	/s/ Mike Field
Mike Field
Acting Chief Financial Officer (Principal Financial Officer)